UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 8, 2021
Luxfer Holdings PLC
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35370	98-1024030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lumns Lane, Manchester, M27 8LN
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: +1 414-269-2419

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value £0.50 each	LXFR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01. Regulation FD Disclosure
On November 5, 2021, Luxfer Holdings PLC (the "Company) posted quarterly presentation materials to its website (www.luxfer.com) in the Press and Media section that management intends to use from time to time in investor communications and conferences. A copy of the presentation slides is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. This Current Report on Form 8-K and the presentation slides attached hereto are being furnished pursuant to Item 7.01 of Form 8-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits
    (d)    Exhibits
    99.1    Investor Presentation 4Q - 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Luxfer Holdings PLC
(Registrant)
Date: November 8, 2021

By: /s/ Megan Glise
      Megan Glise
Authorized Signatory for and on behalf of
Luxfer Holdings PLC